UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               LUCENT TECHNOLOGIES INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:



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    2) Aggregate number of securities to which
       transaction applies:



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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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    4) Proposed maximum aggregate value of transaction:



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    5) Total fee paid:



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|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:



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    2) Form Schedule or Registration Statement No.:



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    3) Filing Party:



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    4) Date Filed:



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On May 9, 2006, Alcatel and Lucent Technologies Inc. issued a joint press release announcing the filing of a registration statement with the U.S. Securities and Exchange Commission. The text of the press release follows.


                                                                   PRESS RELEASE



                    ALCATEL AND LUCENT TECHNOLOGIES ANNOUNCE

              FILING OF INITIAL REGISTRATION STATEMENT WITH THE SEC



PARIS AND MURRAY HILL, N.J., MAY 9, 2006 - Following the announcement on April 2, 2006, of their proposed merger transaction, Alcatel (Paris: CGEP.PA and NYSE:
ALA) and Lucent Technologies (NYSE: LU) today announced the filing of a Registration Statement with the U.S. Securities and Exchange Commission (SEC).



The Registration Statement includes the preliminary prospectus of Alcatel in connection with the offering of Alcatel American Depositary Shares and underlying Alcatel ordinary shares in the proposed merger transaction, and a preliminary proxy statement of Lucent Technologies in connection with the special meeting of Lucent Technologies stockholders to vote on such combination. The Registration Statement, filed pursuant to the U.S. securities laws, is publicly available as of the date of its filing with the SEC and is subject to amendment and completion. It will not be effective until such date as the SEC, acting pursuant to applicable U.S. securities laws, so determines.



Investors and security holders can obtain free copies of the Registration Statement through the web site maintained by the SEC at www.sec.gov and on the web sites of Alcatel at www.alcatel.com and Lucent Technologies at www.lucent.com.



Investors and security holders can obtain free copies of a non-certified French translation, for information purposes only, of the Alcatel Registration Statement filed with the SEC which Alcatel will make available on its web site at www.alcatel.fr prior to the financial markets opening in Paris on May 10, 2006. Copies may also be obtained from Alcatel by contacting Investor Relations at www.alcatel.com/investors, by mail to the Financial Communication Department (Direction de la Communication financiere), 54, rue La Boetie, 75008 Paris, France or by telephone by contacting the investor relations or press representatives of Alcatel listed below.



In connection with the proposed combination and admission to trading on Eurolist by Euronext Paris of the new Alcatel ordinary shares to be issued in exchange for Lucent Technologies common shares, Alcatel intends to submit at a later date to the approval (visa) of the "Autorite des marches financiers" (AMF) a prospectus consisting of Alcatel's "document de reference" (registration document) for the year ended December 31, 2005 filed with the AMF on March 30, 2006 and a "note d'operation" (offering document) relating to the proposed combination and the issuance of new Alcatel ordinary shares.



ABOUT ALCATEL

Alcatel provides communications solutions to telecommunication carriers, Internet service providers and enterprises for delivery of voice, data and video applications to their customers or employees. Alcatel brings its leading position in fixed and mobile broadband networks, applications and services, to help its partners and customers build a user-centric broadband world. With sales of EURO 13.1 billion and 58,000 employees in 2005, Alcatel operates in more than 130 countries. For more information, visit Alcatel on the Internet: http://www.alcatel.com



ALCATEL PRESS CONTACTS

Regine Coqueran   Tel: + 33 (0)1 40 76 49 24     regine.coqueran@alcatel.com

Mark Burnworth    Tel: + 33 (0)1 40 76 50 84     mark.burnworth@alcatel.com




ALCATEL INVESTOR RELATIONS

Pascal Bantegnie  Tel: +33 (0)1 40 76 52 20      pascal.bantegnie@alcatel.com
Nicolas Leyssieux Tel: +33 (0)1 40 76 37 32      nicolas.leyssieux@alcatel.com
Maria Alcon       Tel: +33 (0)1 40 76 15 17      maria.alcon@alcatel.com
Charlotte Laurent Tel: +1 703 668 7016           charlotte.laurent-ottomane@
-Ottomane                                        alcatel.com

ABOUT LUCENT

Lucent designs and delivers the systems, services and software that drive next-generation communications networks. Backed by Bell Labs research and development, Lucent uses its strengths in mobility, optical, software, data and voice networking technologies, as well as services, to create new revenue-generating opportunities for its customers, while enabling them to quickly deploy and better manage their networks. Lucent's customer base includes communications service providers, governments and enterprises worldwide. For more information on Lucent, which has headquarters in Murray Hill, N.J., U.S.A., visit http://www.lucent.com.



LUCENT PRESS CONTACTS

Bill Price        Tel :+ 1 908-582-4820          williamprice@lucent.com
Joan Campion      Tel :+ 1 908-582-5832          joancampion@lucent.com



LUCENT INVESTOR RELATIONS

John DeBono       Tel : +1 908-582-7793          debono@lucent.com
Dina Fede         Tel : +1 908-582-0366          fede@lucent.com


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC AND SUBMITTED TO THE APPROVAL OF THE AMF

In connection with their proposed combination, Alcatel and Lucent Technologies have filed and intend to file relevant materials with the SEC, including the filing by Alcatel of a preliminary Registration Statement referred to herein on Form F-4, and of a preliminary Registration Statement on Form F-6 to be filed at a later date (collectively, the "Registration Statements"), which include a preliminary prospectus and related materials to register with the SEC the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent Technologies common shares, and Alcatel and Lucent Technologies have filed with the SEC a Proxy Statement/Prospectus relating to the proposed transaction and plan to mail it to their respective stockholders. In connection with the proposed combination of Alcatel and Lucent Technologies and the admission to trading on Eurolist by Euronext Paris of the new Alcatel shares to be issued in exchange for Lucent Technologies common shares, Alcatel intends to submit a prospectus (the "French Prospectus"), comprised of Alcatel's registration document (document de reference) and a note d'operation, to the approval (visa) of the French AMF. The Registration Statements, the Proxy Statement/Prospectus and the French Prospectus will contain important information about Alcatel, Lucent Technologies, the proposed combination, certain risks and related matters. Investors and security holders are urged to read the Registration Statements, the Proxy Statement/Prospectus and the French Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements, Proxy Statement/Prospectus, and other documents filed with the SEC by Alcatel and Lucent Technologies through the web site maintained by the SEC at www.sec.gov, and the French Prospectus, subject to the approval (visa) by the AMF and when available, through the web site maintained by the AMF at www.amf-france.org. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the Proxy Statement/Prospectus and, subject to the approval (visa) of the AMF, when available, the French Prospectus from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10 and from Lucent Technologies by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 1-908-582-8500.



Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent Technologies in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the preliminary draft Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006 and in Alcatel's registration document (document de reference) filed with the AMF on the same date. Alcatel's Form 20-F is available free of charge at the SEC's web site at www.sec.gov and Alcatel's document de reference is available free of charge at the AMF's web site at www.amf-france.org and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.



Lucent Technologies and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent Technologies in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the preliminary Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent Technologies' proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent Technologies by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 1-908-582-8500.